Goodwill and Intangible Assets	3 Months Ended
Mar. 31, 2026
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS

10. GOODWILL AND INTANGIBLE ASSETS

During the three months ended March 31, 2026, the Company assessed the most sensitive assumptions to determine whether or not there were any changes in the key assumptions used in the most recent impairment test as of December 31, 2025. Based on this assessment, no significant changes were identified for the LEO segment compared to the assumptions used in the December 31, 2025 valuation. Accordingly, no indicators of impairment were identified and no impairment of goodwill was recognized.

For the GEO segment and CGUs, the Company identified indicators of impairment, primarily as a result of an increase in the discount rate range from 9.3% – 10.3% used in the December 31, 2025 impairment test to 10.3% – 11.3%, reflecting changes in market-based inputs. Consequently, the Company performed impairment analyses as at March 31, 2026 for the GEO segment and GEO CGUs. There were no changes to the assumptions that underpin the impairment analyses as at March 31, 2026 other than increase in discount rate, relative to the impairment analyses undertaken as at December 31, 2025. As a result of the impairment analyses, an impairment loss of $84.5 million was recognized against Goodwill relating to the GEO segment. No impairment was identified in the GEO CGUs.

Sensitivities

The GEO segment impairment analysis showed that an increase of 1% in the discount rate would have resulted in an increase to corresponding impairment of $43.7 million.

Actual operating results and the related cash flows of the Company could differ from the estimated operating results and related cash flows used in the impairment analysis, and had different estimates been used, it could have resulted in a different fair value.